Exhibit 10.1

SECOND AMENDMENT
TO AMENDED & RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of February 6, 2018 and is entered into by and among NRG YIELD OPERATING LLC, a Delaware limited liability company (the “Borrower’’), NRG YIELD LLC, a Delaware limited liability company (“Holdings’’), each other Guarantor party hereto, ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the Lenders party hereto, and is made with reference to that certain AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 25, 2014 (as amended by that certain First Amendment to Amended & Restated Credit Agreement, dated as of June 26, 2015, the “Credit Agreement”), by and among the Borrower, Holdings, the other Guarantors party thereto, the Lenders and L/C Issuers party thereto and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, on February 6, 2018, NRG Energy, Inc. (“NRG”) and NRG Repowering Holdings LLC, as the sellers, and GIP III Zephyr Acquisition Partners, L.P., as the buyer (the “Buyer”) entered into that certain Purchase and Sale Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”), pursuant to which the Buyer will acquire, directly or indirectly, from NRG all of the outstanding equity interests of Parent owned by NRG (such acquisition, together with the other transactions contemplated Acquisition Agreement, the “Parent Acquisition”);

WHEREAS, the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement and waive, solely to the extent set forth herein, any default associated with the breach of certain other provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendments and waiver to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS TO CREDIT AGREEMENT

1.1                               Amendments to Article I: Definitions.

A.     The following new definitions are hereby added to Section 1.01 of the Credit Agreement in their appropriate alphabetical order:

“2024 Senior Notes” has the meaning set forth in the definition of “Existing Senior Notes”.

“2026 Senior Notes” has the meaning set forth in the definition of “Existing Senior Notes”.

“A&R Credit Agreement Second Amendment” means that certain Second Amendment to Amended & Restated Credit Agreement, dated as of February 6, 2018, among the Borrower, Holdings, the other Guarantors party thereto, the Administrative Agent and the financial institutions listed on the signature pages thereto.

“A&R Credit Agreement Second Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the A&R Credit Agreement Second Amendment.

“Acquisition” has the meaning given to the term “Parent Acquisition” in the A&R Credit Agreement Second Amendment.

“Acquisition Closing Date” means the date on which the Acquisition is consummated.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bridge Financing” means Indebtedness of the Borrower or any other Loan Party not exceeding an aggregate principal amount of $1,500,000,000 evidenced by any of, or a combination of, (a) a senior unsecured bridge loan facility, (b) senior unsecured debt securities issued pursuant to a public offering, Rule 144A or other private placement, (c) senior unsecured term loans or (d) any other unsecured Indebtedness incurred or issued by the Borrower or any other Loan Party, in each case the proceeds of which will be used solely to (i) repay, redeem, repurchase or otherwise acquire or exchange for value (including in one or more tender offers, “change of control” offers or “fundamental change” offers or similarly termed offers) the Convertible Senior Notes (including any cash payment to be made upon conversion of such Convertible Senior Notes) and the Existing Senior Notes, (ii) make payments of principal or interest under the Parent CSN Proceeds Loan in accordance with Section 7.06(j)(i) and (iii) make dividend payments or other distributions (including any repayment of intercompany indebtedness) to Holdings to enable Holdings to make dividend payments or other distributions (including any repayment of intercompany indebtedness) to the Parent in accordance with Section 7.06(j)(ii).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Existing Senior Notes” means (a) the unsecured Senior Notes due 2024 issued by the Borrower in an aggregate principal amount of US$500,000,000 (the “2024 Senior Notes”) and (b) the unsecured Senior Notes due 2026 issued by the Borrower in an aggregate principal amount of US$350,000,000 (the “2026 Senior Notes”).

“Sponsor” means any of (i) Global Infrastructure Management, LLC, (ii) one or more Sponsor Affiliates and (iii) any funds or partnerships or co-investment vehicles managed or advised or controlled by any of the foregoing.

“Sponsor Affiliates” means each Affiliate of the Sponsor that is not a portfolio company.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

B.     The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended by (i) revising clause (a) to add the following parenthetical after “35%”: “(as measured by voting power rather than number of shares or other equity securities)”, (ii) amending and restating clause (b) thereof in its entirety with the following: “(b) [reserved]” and (iii) adding the following to the end thereof:

“Notwithstanding anything herein to the contrary or any provision of Section 13d-3 of the Exchange Act, a Person or group shall not be deemed to beneficially own Equity Interests subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Equity Interests in connection with the transactions contemplated by such agreement.”

C.     The definition of “Continuing Directors” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety.

D.     The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following as clause (e)(iii) thereto after “proceeding or appointment”:

“or (iii) the subject of a Bail-In Action”

E.     The definition of “Equity Investor” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Equity Investor” means (a) prior to the Acquisition Closing Date, NRG Energy, Inc., a Delaware corporation, and (b) on or after the Acquisition Closing Date, the Sponsors.”

F.     The definition of “Equity Investor Credit Agreement” in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Equity Investor” therein and replacing such reference with “NRG Energy, Inc., a Delaware corporation”.

1.2                               Amendments to Article II: The Commitments and Credit Extensions. The last sentence of Section 2.14(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from such Revolving Credit Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

1.3                               Amendments to Article VII: Negative Covenants.

A.     Section 7.02(d) is hereby amended and restated in its entirety as follows:

“Indebtedness (i) outstanding on the date hereof and listed on Schedule 7.02(d) and any Permitted Refinancing Indebtedness in respect thereof and (ii) constituting the Bridge Financing and any Permitted Refinancing Indebtedness (but without giving effect to clause (b) of the definition thereof) in respect thereof;”

B.     Section 7.06(j) is hereby amended and restated in its entirety as follows:

“(j)(i) the Borrower shall be permitted to make payments of principal and interest under the Parent CSN Proceeds Loan so long as the proceeds thereof are directly used to make corresponding payments of principal, interest and other amounts due and payable under the Convertible Senior Notes or (ii) the Borrower may declare and pay dividends to Holdings so as to enable Holdings to (a) satisfy demands made against Holdings under the unsecured guarantee of Holdings of the Indebtedness represented by the Convertible Senior Notes or (b) make dividend payments or other distributions (including any repayment of intercompany indebtedness) to the Parent in order to redeem, repurchase or otherwise acquire or exchange for value (including in one or more tender offers, “change of control” offers or “fundamental change” offers or similarly termed offers) the Convertible Senior Notes (including any cash payment to be made upon conversion of such Convertible Senior Notes) in connection with the Acquisition or (c) on behalf of the Parent, repurchase or otherwise acquire or exchange for value (including in one or more tender offers, “change of control” offers or “fundamental change” offers or similarly termed offers) the Convertible Senior Notes (including any cash payment to be made upon conversion of such Convertible Senior Notes) in connection with the Acquisition.”

C.     Section 7.09(b) is hereby amended by adding the following immediately after “Section 7.02(p)” therein: “, Section 7.02(q) or the Bridge Financing (provided that, in the case of the Bridge Financing, such Contractual Obligation shall be on customary terms for equal and ratable springing lien provisions in similar debt instruments in light of then prevailing market conditions)”.

D.     Section 7.15 is hereby amended by replacing the “and” at the end of clause (c) with a comma and adding the following at the end of such section: “and (e) prepayments and repayments of the Convertible Senior Notes or the Existing Senior Notes with the proceeds of the Bridge Financing or any Permitted Refinancing Indebtedness in respect of the Bridge Financing”.

1.4                               Amendments to Article XI: Miscellaneous.

A.     Article XI is hereby amended by adding a new Section 11.21 thereto as follows:

“11.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION II.     CONDITIONS TO PARENT ACQUISITION AMENDMENT

This Amendment (other than the Waiver) shall become effective as of the first date on which each of the following conditions in this Section II have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”); provided that the Waiver shall become effective as of the first date on which the conditions set forth in Section II(A) and II(C) have been satisfied:

A.     Execution.   The Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties and (ii) a counterpart signature page of this Amendment duly executed by each of the Required Lenders.  Each Lender that submits an executed counterpart hereto acknowledges and agrees that such submission is irrevocable.

B.     Parent Acquisition. The Parent Acquisition shall have been consummated.

C.     Expenses.  The Administrative Agent shall have received all reasonable and documented out-of-pocket expenses incurred in connection with this Amendment on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses in each case required to be reimbursed or paid by the Borrower under the Credit Agreement and that are due and payable.

SECTION III.     REPRESENTATIONS AND WARRANTIES

Each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects as of the date hereof:

A.     Corporate Power and Authority.  Each Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and consummate the transactions contemplated by this Amendment.

B.     Authorization of Amendment.  The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action.

C.     No Conflict.  The execution, delivery and performance by each Loan Party of this Amendment do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or require any payment to be made under, (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (c) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person or any of its Subsidiaries (other than Liens created under the Collateral Documents); or (d) violate any material Law.

D.     Binding Effect.  This Amendment has been duly executed and delivered by each Loan Party that is party hereto.  Each of this Amendment and the Amended Agreement constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto or thereto in accordance with its terms, except as enforceability hereof or thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect relating to creditors’ rights generally (including specific performance) and (ii) general equitable principles (whether considered in a proceeding in equity or at law), and to the discretion of the court before which any proceeding may be brought.

E.     Representations and Warranties, Etc.  (x) All representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “materiality” or “Material Adverse Effect”), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (but in all respects if such representation or warranty is qualified by “materiality” or “Material Adverse Effect”) as of such earlier date and (y) no Default has occurred and is continuing.

SECTION IV.     ACKNOWLEDGMENT AND CONSENT OF THE LOAN PARTIES

Each of the Loan Parties hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.  Each of the Loan Parties hereby confirms that each Loan Document (both before and immediately after giving effect to and as amended by this Amendment) to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended by this Amendment, the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each of the Loan Parties acknowledges and agrees that any of the Loan Documents, both before and immediately after giving effect to and as amended by this Amendment, to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the Guarantor to any future amendments to the Credit Agreement, and (iii) all liens and guaranties created, extended or renewed by the Security Agreement are hereby ratified.

SECTION V.     LIMITED CONSENT AND WAIVER

A.     The Lenders party hereto hereby agree that in no event shall the Parent Acquisition constitute a “Change of Control” under the Credit Agreement.

B.     The Lenders party hereto hereby agree pursuant to Section 11.01 of the Credit Agreement to waive any Default arising out of or resulting from the Loan Parties’ failure to comply with the requirements of (i) Sections 6.03(a), 6.12(a) and (d) and 7.03(g) of the Credit Agreement within the time periods set forth therein in respect of the acquisition of the entities listed on Schedule I hereto prior to the date hereof and (ii) Section 7.09(b) of the Credit Agreement in connection with the Existing Notes (the waiver set forth in this Section V(B), the “Waiver”).

SECTION VI.     MISCELLANEOUS

A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)     On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)     Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     Except as expressly set forth in Section V(B) of this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, Lender or L/C Issuer under, the Credit Agreement or any of the other Loan Documents.

B.     Loan Document.  For the avoidance of doubt, this Amendment constitutes a Loan Document.

C.     Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.     Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

E.     Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.  The provisions of Sections 11.14(b), (c) and (d) and Section 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

F.     Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	NRG YIELD OPERATING LLC

	By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Senior Vice President, Chief Financial Officer & Treasurer

GUARANTORS:	NRG YIELD LLC

	By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Senior Vice President, Chief Financial Officer & Treasurer

NRG SOUTH TRENT HOLDINGS LLC

	By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NRG ENERGY CENTER OMAHA HOLDINGS LLC

	By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NRG ENERGY CENTER OMAHA LLC

	By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

[Signature Page to Second Amendment to A&R Credit Agreement]

ALTA WIND COMPANY, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

ALTA WIND 1-5 HOLDING COMPANY, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NYLD FUEL CELL HOLDINGS LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

UB FUEL CELL, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NRG YIELD RPV HOLDING LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NRG YIELD DGPV HOLDING LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Senior Vice President, Chief Financial Officer & Treasurer

[Signature Page to Second Amendment to A&R Credit Agreement]

PORTFOLIO SOLAR I, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NRG SOLAR LAS VEGAS MB 1 LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NRG SOLAR STAR LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NRG SOLAR IGUANA LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

NRG SOLAR TABERNACLE LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

SOLAR FLAGSTAFF ONE LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

[Signature Page to Second Amendment to A&R Credit Agreement]

SPP ASSET HOLDINGS, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

SPP FUND II HOLDINGS, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

SPP FUND III, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

SPP FUND II, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

SPP FUND II-B, LLC

By:	/s/Chad Plotkin
Name: Chad Plotkin
Title: Vice President & Treasurer

[Signature Page to Second Amendment to A&R Credit Agreement]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Rodica Dutka
Name: Rodica Dutka
Title: Manager, Agency

[Signature Page to Second Amendment to A&R Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Jerry Wells
Name: Jerry Wells
Title: Director

[Signature Page to Second Amendment to A&R Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Martin Corrigan
Name: Martin Corrigan
Title: Associate

[Signature Page to Second Amendment to A&R Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[Signature Page to Second Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

[Signature Page to Second Amendment to A&R Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender and L/C Issuer

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Second Amendment to A&R Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By:	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.,
as a Lender

By:	/s/ Eric Otieno
Name: Eric Otieno
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Jake Dowden
Name: Jake Dowden
Title: Vice President

[Signature Page to Second Amendment to A&R Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender and L/C Issuer

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[Signature Page to Second Amendment to A&R Credit Agreement]

SCHEDULE I

Additional Guarantors

1.              NRG SOLAR LAS VEGAS MB 1 LLC

2.              NRG SOLAR STAR LLC

3.              NRG SOLAR IGUANA LLC

4.              NRG SOLAR TABERNACLE LLC

5.              SOLAR FLAGSTAFF ONE LLC

6.              SPP ASSET HOLDINGS, LLC

7.              SPP FUND II HOLDINGS, LLC

8.              SPP FUND III, LLC

9.              SPP FUND II, LLC

10.       SPP FUND II-B, LLC